Validation Page 1 of 2

COMMODITY CLASSIFICATION UNITED STATES DEPARTMENT OF COMMERCE BUREAU OF INDUSTRY AND SECURITY WASHINGTON, D.C. 20230

CASE NUMBER: Z735894

STEPTOE & JOHNSON LLP JUNE 11, 2008ATTN: JULIA COURT RYAN CCATS #: G064073 1330 CONNECTICUT AVENUE, N.W. WASHINGTON, DC 20036

THE FOLLOWING INFORMATION IS IN RESPONSE TO YOUR INQUIRY OF MAY 15, 2008 REQUESTING LICENSE INFORMATION FOR:

IVL REQUIRED LVS COMMODITY ECCN LVS FOR DOLLAR COUNTRY GROUPS LIMIT

ITEM #1:

1) ECRYPT FOR BLACKBERRY PROVIDES END-TO-END ENCRYPTION TO SECURE MESSAGES SENT VIA BLACKBERRY WIRELESS DEVICES. IT IMPLEMENTS THE AES AND CERTICOM ELLIPTIC CURVE ENCRYPTION THAT ARE CONTAINED IN THE RESEARCH IN MOTION CRYPTO API. 5D992B.1 $0 ECRYPT FOR BLACKBERRY

COMMENTS FROM LICENSING OFFICER(S):

ITEM #1: THIS ENCRYPTION ITEM IS AUTHORIZED FOR EXPORT AND REEXPORT UNDER SECTION 742.15(B)(2) OF THE EXPORT ADMINISTRATION REGULATIONS (REVIEW REQUIREMENT FOR MASS MARKET ENCRYPTION COMMODITIES AND SOFTWARE EXCEEDING 64 BITS).

ITEMS OTHERWISE ELIGIBLE FOR EXPORT OR REEXPORT UNDER A LICENSE EXCEPTION OR NLR (NO LICENSE REQUIRED) AND USED IN THE DESIGN, DEVELOPMENT, PRODUCTION OR USE OF NUCLEAR, CHEMICAL OR BIOLOGICAL WEAPONS OR MISSILES REQUIRE A LICENSE FOR EXPORT OR REEXPORT AS PROVIDED IN PART 744 OF THE EXPORT ADMINISTRATION REGULATIONS (EAR)

DESTINATIONS REQUIRING A LICENSE

SEE THE COMMERCE COUNTRY CHART (SUPPLEMENT NO. 1 TO PART 738 OF THE EAR) TO DETERMINE WHICH COUNTRIES REQUIRE A LICENSE. USE THE COUNTRY CHART COLUMN INFORMATION GIVEN ON THIS FORM IN CONJUNCTION WITH THE COUNTRY CHART TO DETERMINE THE LICENSING REQUIREMENTS FOR YOUR PARTICULAR ITEMS. FOR ITEMS CLASSIFIED EAR99, SEE PART 746 OF THE EAR TO DETERMINE THE LICENSING REQUIREMENTS.

APPLICATIONS FOR EXPORT MUST BE SUBMITTED ON FORM BIS-748P MULTIPURPOSE APPLICATION. THESE FORMS MAY BE OBTAINED BY CALLING (202) 482-3332 OR REQUESTING DIRECTLY ON THE BIS INTERNET WEB SITE. ASSISTANCE IN FILLING OUT

https://snapr.bis.doc.gov/snapr/exp/Acknowledgement/726215?print=true

6/14/2008 Validation Page 2 of 2

THE FORM, OR ANY ASPECT OF EXPORTING, IS PROVIDED BY THE EXPORT COUNSELING DIVISION IN WASHINGTON, D.C. AT (202) 482-4811 OR THE WESTERN REGIONAL OFFICE IN NEWPORT BEACH, CALIFORNIA AT (714) 660-0144.

LICENSE EXCEPTIONS

BE AWARE THAT THE LICENSING REQUIREMENTS FOR SOME DESTINATIONS MAY BE OVERCOME BY ANY LICENSE EXCEPTION FOR WHICH YOUR ITEMS QUALIFY. SEE PART 740 OF EAR FOR INFORMATION ON LICENSE EXCEPTIONS. THE LICENSE AVAILABLE COLUMN ON THIS FORM LISTS ONLY THOSE LICENSE EXCEPTIONS OF THE SET GBS, CIV, APP, TSR WHICH ARE APPLICABLE TO YOUR ITEMS. OTHER LICENSE EXCEPTIONS MAY APPLY, DEPENDING UPON THE CIRCUMSTANCES OF YOUR INTENDED TRANSACTION.

EXPORT CONTROL CLASSIFICATION NUMBERING SYSTEM (ECCN)

THE ECCN NUMBERING SYSTEM IS FOUND IN THE COMMERCE CONTROL LIST (CCL) PART 774 OF THE EAR. THE CCL IS A COMPREHENSIVE LIST THAT IDENTIFIES ALL ITEMS CONTROLLED AND LICENSED BY COMMERCE. WITHIN THE CCL, ENTRIES ARE IDENTIFIED BY AN ECCN. EACH ENTRY SPECIFIES THE LICENSE REQUIREMENTS FOR THE ITEM AND THE REASON(S) FOR CONTROL. PLEASE CONSULT PARTS 738 AND 774 OF THE EAR FOR SPECIFIC INFORMATION ON ECCNS.

SHIPPERS EXPORT DECLARATION (SED)

WHEN AN EXPORT IS MADE, IT IS NECESSARY FOR THE EXPORTER TO SHOW ON THE SHIPPERS EXPORT DECLARATION (FORM 7525-V) IN BLOCK 27 EITHER THE LICENSENUMBER, THE APPLICABLE LICENSE EXCEPTION SYMBOL OR THE SYMBOL NLR. FORM 7525-V IS AVAILABLE FROM THE SUPERINTENDENT OF DOCUMENTS, U.S. GOVERNMENT PRINTING OFFICE OF WASHINGTON, D.C. 20402, AND FROM EXPORT ADMINISTRATION DISTRICT OFFICES (U.S. DEPT. OF COMMERCE).

FOR INFORMATION CONCERNING

THIS CLASSIFICATION CONTACT

JUDITH CURRIE

CATHERINE PRATT PHONE #: (202) 482-5085

DIVISION DIRECTOR BIS/STC/IT

https://snapr.bis.doc.gov/snapr/exp/Acknowledgement/726215?print=true

6/14/2008